UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

374WATER INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

374Water Inc.

100 Southcenter Court, Suite 200, Morrisville, NC 27560

To Our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of 374Water Inc. on December 15, 2025 at 9:00 a.m. Eastern Time. The Special Meeting will be a virtual meeting, conducted only via live webcast on the internet at https://edge.media-server.com/mmc/go/SCWO2025SGM. There will be no physical location for the Special Meeting. You will be able to attend and participate in the Special Meeting online, submit questions during the meeting and vote your shares electronically.

The matters expected to be acted upon at the Special Meeting are described in the Notice of Special Meeting of Stockholders and the proxy statement. The Special Meeting materials include the Notice of Special Meeting of Stockholders, the proxy statement and the proxy card.

Please use this opportunity to take part in our affairs by voting on the business to come before the Special Meeting. You will receive a Notice of Internet Availability of Proxy Materials (the “Notice”), which we expect to mail on or about November 5, 2025, unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on October 24, 2025 may vote at the Special Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Special Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Special Meeting, please vote as soon as possible by using the internet or telephone as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.

Your vote is important. Whether or not you expect to attend and participate in the Special Meeting, we encourage you to vote in advance of the Special Meeting.

Sincerely,

/s/ Deanna Rene Estes

Deanna Rene Estes

Chairperson of the Board of Directors

November 3, 2025

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 15, 2025: THE PROXY STATEMENT IS AVAILABLE FREE OF CHARGE AT www.iproxydirect.com/SCWO.

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374WATER INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date:	December 15, 2025 at 9:00 a.m. Eastern Time.
Place:	Via live webcast on the internet at https://edge.media-server.com/mmc/go/SCWO2025SGM.
Items of Business:	1.

Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to, at the discretion of our board of directors, effect a reverse stock split (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share (the “common stock”), including any common stock held by the Company as treasury shares, at any time prior to or on December 26, 2025, at a ratio of 1-for-8 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of our board of directors (or any of its delegated authorized persons) without further approval or authorization of our stockholders (such action is referred to herein as the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal” or “Proposal One”); and

2.

Authorize an adjournment or adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal” or “Proposal Two”).

Record Date:	Only stockholders of record at the close of business on October 24, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.
Proxy Voting:	Holders of our common stock are entitled to one vote for each share held as of the above Record Date.

For questions regarding your stock ownership, you may contact us by email at investors@374water.com or, if you are a registered holder, contact our transfer agent, Equiniti Trust Company, LLC, by email at transfer-ID@equiniti.com or by phone at (919) 744-2722.

By Order of the Board of Directors,
/s/ Deanna Rene Estes Deanna Rene Estes Chairperson of the Board of Directors
November 3, 2025

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374WATER INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 15, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

A proxy is solicited on behalf of the board of directors of 374Water Inc. (“374Water”), for use at 374Water’s Special Meeting of Stockholders (the “Special Meeting” or “meeting”) to be held on December 15, 2025 at 9:00 a.m. Eastern Time via live webcast on the internet at https://edge.media-server.com/mmc/go/SCWO2025SGM. References in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” “the Company” or “374Water” refer to 374Water Inc.

Your vote is important. Whether or not you expect to attend and participate in the Special Meeting, we encourage you to vote in advance of the Special Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

We have elected to make our proxy materials available to our stockholders over the internet rather than mailing paper copies of those materials to each stockholder. We first mailed on or about November 5, 2025 a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record at the close of business on October 24, 2025. The proxy materials are available free of charge at www.iproxydirect.com/SCWO.

The Notice directs stockholders to www.iproxydirect.com/SCWO where the proxy materials, including the Proxy Statement, are available; the date and time of the Special Meeting and information on how to participate in and vote at the meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; instructions on how to vote; and information on how stockholders can request a paper or e-mail copy of the Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE MEETING

The following are answers to some questions that you, as a stockholder, may have regarding the Special Meeting and the proposals on which stockholders will vote. The Company urges you to carefully read the remainder of this Proxy Statement because the information in this section does not provide all the information that might be important to you with respect to the Special Meeting and the proposals.

Q:	What is included in the proxy materials?

A:	The proxy materials include this Proxy Statement for the Special Meeting and the proxy card or voting instruction form for the Special Meeting.

Q:	What is a proxy?

A:

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares online during the Special Meeting.

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Q:	What is a proxy statement?

A:

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting. The information in this Proxy Statement relates to the items of business to be voted on at the Special Meeting, the voting process, the reasons for the Special Meeting and certain other required information that may be deemed important for stockholders.

Q:	Why am I receiving these proxy materials and what is the purpose of the Special Meeting?

A:	We are calling the Special Meeting to seek approval of our stockholders:

1.

To approve an amendment to the Certificate of Incorporation to effect, at the discretion of our board of directors, a reverse stock split with respect to our issued and outstanding common stock, including any common stock held by the Company as treasury shares, at any time prior to December 26, 2025, at a ratio of 1-for-8 to 1-for-20, with the ratio within such Range to be determined at the discretion of our board of directors (or any of its delegated authorized persons) without further approval or authorization of our stockholders; and

2.

To consider and vote upon an adjournment or adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal.

The form of amendment implementing the Reverse Stock Split Proposal is attached to this Proxy Statement as Annex A.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

A:

We are using the SEC’s Notice and Access model (“Notice and Access”) for the Special Meeting, which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about November 5, 2025, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability for the Special Meeting, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability. The Notice of Internet Availability includes instructions for accessing and reviewing all of the proxy materials online, and for submitting your proxy online. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends that you vote your shares:

·	“FOR” the Reverse Stock Split Proposal (Proposal One); and

·	“FOR” the Adjournment Proposal (Proposal Two).

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Q:	Why does the Company support the Reverse Stock Split Proposal?

A:	The Company supports the Reverse Stock Split Proposal for a number of reasons.

Continued Listing Compliance

As disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2025, the closing bid price for the Company’s common stock listed on Nasdaq has been trading below $1.00 for more than thirty (30) consecutive trading days, and the Company therefore is not in compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market (“Nasdaq”) pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Company must regain compliance by January 12, 2026 (the “Nasdaq Compliance Deadline”) in order to maintain its status as a publicly traded listed company on Nasdaq. The Reverse Stock Split Proposal, if passed, is intended to increase our stock price to an amount that we expect will allow our common stock to stay trading above the $1.00 minimum threshold in the long term. If the Reverse Stock Split is successful and if we can maintain a trading price above $1.00 for at least ten (10) consecutive trading days, then we expect to be able to regain compliance with the Minimum Bid Price Requirement and maintain our listing on Nasdaq. Maintaining our Nasdaq listing as a publicly traded listed company has numerous benefits to the Company, including, among others, benefits relating to our ability to procure more financing for ongoing operations, our ability to further our business strategy and our ability to attract more investor and business partner interest.

Facilitate Future Financing

If we are able to remain listed as a publicly traded company listed on Nasdaq, we will be able to maintain S-3 shelf eligibility, which greatly increases our access to the capital markets and other financing opportunities. If we can remain a publicly traded listed company, we will also be able to satisfy requirements in connection with executing our at-the-market (“ATM”) program, which has been important to our ability to obtain sufficient working capital to finance our ongoing operations. Once a company has been delisted, its stock can trade over the counter (“OTC”), but such companies will have significantly fewer opportunities to attract financing partners and less leverage to negotiate terms for such financing instruments and arrangements that are not overly burdensome or expensive to the Company.

Reinforce Market Stability and Attract More Investors

The Company believes the Reverse Stock Split Proposal will enable the Company to improve trading liquidity by increasing the price per share of our common stock, which could enable a broader range of institutions to invest. In particular, we believe many institutional traders are discouraged or prevented from investing in equity stocks with a price below a certain threshold, and having a stock price consistent with the stock prices contemplated by our Range will mitigate some of the risks that investors may associate with “penny-stock” trading levels. Furthermore, many institutional investors have policies against holding equity securities of companies that are not traded on a national exchange, and the Reverse Stock Split Proposal, if passed and executed successfully, should allow us to maintain our Nasdaq listing status. Greater interest in our common stock should also promote greater liquidity for our stockholders. In addition, the proposal will help enable us to carry out our business plans with greater availability of shares, and help to regain compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq in the future.

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Q:	What will happen if the Reverse Stock Split Proposal is not approved?

A:

If we are unable to obtain approval of the Reverse Stock Split Proposal, and we are not otherwise able to increase our stock price to above $1.00 and maintain such price for at least ten (10) consecutive trading days before the Nasdaq Compliance Deadline, then we will be put into delisting proceedings by Nasdaq. If we are delisted, it would impede the liquidity of our common stock and limit our ability to carry out our business plan and strategies, which may cause the loss of significant business opportunities or prevent the commercialization of our technologies or completion of projects, any of which could adversely affect our financial performance, growth and ability to continue our operations. In addition, if we are unable to obtain approval of the Reverse Stock Split Proposal, we may consider strategic alternatives to strengthen our liquidity position and attempt to regain compliance with the Minimum Bid Price Requirement before the Nasdaq Compliance Deadline. Due to our current financial condition and limited working capital, a number of these potential alternatives may not be feasible for us. These alternatives also involve significant uncertainties, potential significant delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future.

Q:	Who may vote at the Special Meeting?

A:

Stockholders of record as of the close of business on the Record Date are entitled to receive notice of, to attend and participate, and to vote at the Special Meeting. At the close of business on the Record Date, there were 169,248,799 shares of common stock outstanding and entitled to vote. Our common stock is the only class of security entitled to vote at the Special Meeting. Each holder of our common stock is entitled to one (1) vote for each share of common stock held as of the Record Date.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares. As a stockholder of record, the Notice of Internet Availability is sent directly to you by the Company, and you have the right to grant your voting proxy directly to the Company or to vote during the Special Meeting. To participate and vote at the Special Meeting, you will need the control number included on your Notice or proxy card.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” As a beneficial owner, the Notice of Internet Availability is forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting. If you wish to vote online during the Special Meeting, you will need to follow the instructions described in the response to the question, “How do I vote my shares?” below.

Q:	How do I vote my shares?

A:

If you are a record holder, you may vote your shares online during the Special Meeting by visiting the virtual meeting site at https://edge.media-server.com/mmc/go/SCWO2025SGM, or by proxy. To vote by proxy, you may choose one of the following methods to vote your shares:

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·

Via Internet: as prompted by the menu found at https://edge.media-server.com/mmc/go/SCWO2025SGM, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on December 14, 2025.

·

Via telephone: call 1-866-752-VOTE (8683) and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on December 14, 2025.

·

Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the board of directors’ recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (also known as a “proxy”) to vote your stock at the Special Meeting in accordance with your instructions. The board of directors has appointed Stephen J. Jones to serve as proxy for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxy will vote your shares in accordance with the board of directors’ recommendation. See “How are abstentions and broker non-votes treated?” for more information.

If you hold your shares in “street name,” your bank, broker or other nominee should provide you with a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you fail to complete one or more of the voting instructions on the voting instruction card, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “How are abstentions and broker non-votes treated?” Alternatively, if you want to vote your shares online during the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Special Meeting, you will not be able to vote your nominee-held shares online during the Special Meeting.

Q:	How do I vote by internet or telephone?

A:

If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice, proxy card or voting instruction form. Please have each Notice, proxy card or voting instruction form you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

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Q:	What shares can I vote?

A:

Each share of common stock issued and outstanding as of the close of business on the Record Date is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of shares of common stock held as of the Record Date is entitled to one vote per share.

Q:	What is the quorum requirement for the meeting?

A:

The holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the Special Meeting as of the Record Date must be present in person or represented by proxy at the Special Meeting in order to hold the Special Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Special Meeting if you are present and vote in person at the Special Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:

Abstentions (i.e., shares present at the Special Meeting and marked “abstain”) are deemed to be shares present or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposals One and Two.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. However, broker non-votes are counted for purposes of determining whether a quorum is present.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you.  Both Proposal One and Proposal Two are considered routine matters. Therefore, we do not expect there to be any broker non-votes with respect to both proposals. We encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:	What is the vote required to approve each proposal?

A:

Reverse Stock Split Proposal: The votes required to approve the Reverse Stock Split Proposal will be obtained if the proposal receives the affirmative vote of a majority of the shares of our common stock that are entitled to vote that (i) are present in person or represented by proxy at the meeting and (ii) are voted “FOR” and “AGAINST” the proposal.

Adjournment Proposal: The votes required to approve the Adjournment Proposal will be obtained if the proposal receives the affirmative vote of a majority of the shares of our common stock that are entitled to vote that (i) are present in person or represented by proxy at the meeting and (ii) are voted “FOR” and “AGAINST” the proposal.

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Q:	If I submit a proxy, how will it be voted?

A:

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. In the event any other matters are properly presented at the Special Meeting in accordance with our Certificate of Incorporation, our Bylaws (“Bylaws”) and applicable state law, then the designated proxy will exercise its discretionary authority to vote your shares in accordance with applicable law and his judgment. If the Special Meeting is postponed or adjourned, the proxy holder can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	What should I do if I get more than one proxy or voting instruction card?

A:

Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials, Notices, proxy cards or voting instruction forms. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction forms you receive relating to our Special Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

·

Attending the Special Meeting by visiting the virtual meeting site at https://edge.media-server.com/mmc/go/SCWO2025SGM, and revoking your proxy by voting directly online during the Special Meeting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares online during the Special Meeting to revoke your proxy.

·	Completing and submitting a new valid proxy bearing a later date.

·

Giving written notice of revocation to the Company addressed to Russell Kline, Chief Financial Officer, at the Company’s mailing address of 200 Southcenter Court, Suite 100, Morrisville, North Carolina 27560, which notice must be received before 5:00 p.m., Eastern Time, on December 14, 2025.

·	If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

Q:	How can I attend the Special Meeting in person?

A:

There is no physical location for the Special Meeting. You are invited to attend the Special Meeting by participating online if you are a stockholder of record or a street name stockholder as of the Record Date. See, “How can I participate in the Special Meeting?” below for more details. Please be aware that participating in the Special Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	How can I participate in the Special Meeting?

A:

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend and participate in the Special Meeting online and submit your questions during the Special Meeting by visiting https://edge.media-server.com/mmc/go/SCWO2025SGM. You will also be able to vote your shares electronically at the Special Meeting. To participate and vote in the Special Meeting, you will need the control number included on your Notice, proxy card or voting instruction form.

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The meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Stockholders will be able to register at any time, and you should allow ample time for the check-in procedures.

Q:	What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

If you encounter any technical difficulties accessing the virtual meeting during the check in or meeting time, please call the technical support number posted at https://edge.media-server.com/mmc/go/SCWO2025SGM. Technical support will be available at any time before the start of the meeting.

Q:	Why is the Special Meeting being held only online?

A:

We believe that hosting a virtual meeting will expand access, facilitate stockholder attendance and participation and reduce costs. We have designed the virtual Special Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q:	Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

A:	No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

·	view our proxy materials for the meeting through the internet at www.iproxydirect.com/SCWO; and

·	instruct us to send our future proxy materials to you electronically by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	Is there a list of stockholders entitled to vote at the Special Meeting?

A:

The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for 10 days prior to the meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Secretary at 374Water Inc., 100 Southcenter Court, Suite 200, Morrisville, NC 27560 or by e-mail at investors@374water.com to arrange for access to the stockholder list.

Q:	Who will tabulate the votes?

A:	All votes will be tabulated by the Company’s independent Inspector of Election who will act as the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

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Q:	Where can I find the voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We expect to publish the voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are 374Water stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, 374Water Inc., 100 Southcenter Court, Suite 200, Morrisville, NC 27560 or (3) contact our Investor Relations department by email at investors@374water.com or by phone at (984) 374-1444. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address above, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my shares or need to change my mailing address?

A:

If you are a stockholder of record, you may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (919) 744-2722, or by email at transfer-ID@equiniti.com, if you have questions about your shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:

The proxy for the Special Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.

Q:	Who can help answer my questions?

A:

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Russell Kline, at (984) 374-1444.

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PROPOSAL ONE: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Our Certificate of Incorporation currently authorizes the Company to issue a total of 1,050,000,000 shares of capital stock, consisting of 1,000,000,000 shares of common stock and 50,000,000 shares of preferred stock, $0.0001 par value per share (“preferred stock”). On October 21, 2025, subject to stockholder approval, our board of directors approved an amendment to the Certificate of Incorporation to, at the discretion of our board of directors, effect the Reverse Stock Split of our common stock at a ratio of between 1-for-8 to 1-for-20, including any shares held by the Company as treasury shares, at any time prior to or on December 26, 2025, with the exact ratio within such Range to be determined by our board of directors (or any of its delegated authorized persons) at its or their discretion without further approval or authorization of our stockholders. The primary goal of the Reverse Stock Split is to enable us to regain compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq, as well as to increase the trading price of our common stock to enhance overall liquidity of the common stock by facilitating future financing and attracting new investors. We believe that the Range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, every eight (8) to twenty (20) shares of our outstanding common stock held by each stockholder would be combined and reclassified into one share of common stock, with the exact ratio to be determined by the board of directors.

The Reverse Stock Split, if effected, will not change the number of authorized shares of our common stock or preferred stock, or the par value of our common stock or preferred stock.

The actual timing for implementation of the Reverse Stock Split is expected to be December 26, 2025. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the board of directors (or any of its delegated authorized persons) will have the sole authority to abandon the Reverse Stock Split and not amend our Certificate of Incorporation if it determines between now and December 26, 2025 that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders. If the Reverse Stock Split Proposal is approved by our stockholders, prior to amending the Certificate of Incorporation and filing the Reverse Stock Split Certificate of Incorporation Amendment (as defined below) with the Secretary of State for the State of Delaware, the board of directors (or any of its delegated authorized persons) will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and its stockholders in light of, among other things, the per share price of the common stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the common stock following the Reverse Stock Split. If the board of directors (or any of its delegated authorized persons) determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split. For additional information concerning the factors the board of directors will consider in deciding whether to effect the Reverse Stock Split, see “—Determination of the Reverse Stock Split Ratio” and “—Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split is included as Annex A to this Proxy Statement (the “Reverse Stock Split Certificate of Incorporation Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Reverse Stock Split Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing or the effective time set forth in the Reverse Stock Split Certificate of Incorporation Amendment. The board of directors has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

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Reasons for the Reverse Split and Factors to Consider

We are submitting this proposal to our stockholders for approval in order to regain compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq, as well as to increase the trading price of our common stock to enhance overall liquidity of the common stock by facilitating future financing and attracting new investors.

Continued Listing Compliance

As disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on July 16, 2025, the closing bid price for the Company’s common stock listed on Nasdaq has been trading below $1.00 for more than thirty (30) consecutive trading days, and the Company therefore is not in compliance with Nasdaq’s Minimum Bid Price Requirement. The Company must regain compliance by the Nasdaq Compliance Deadline in order to maintain its status as a publicly traded listed company on Nasdaq. The Reverse Stock Split Proposal, if passed, is intended to increase our stock price to an amount that we expect will allow our common stock to stay trading above the $1.00 minimum threshold in the long term. If the Reverse Stock Split is successful and if we can maintain a trading price above $1.00 for at least ten (10) consecutive trading days, then we expect to be able to regain compliance with the Minimum Bid Price Requirement and maintain our listing on Nasdaq. Maintaining our Nasdaq listing as a publicly traded listed company has numerous benefits to the Company, including to our ability to procure more financing for ongoing operations, our ability to further our business strategy and our ability to attract more investor and business partner interest, among others.

Facilitate Future Financing

If we are able to remain listed as a publicly traded company listed on Nasdaq, we will be able to maintain S-3 shelf eligibility, which greatly increases our access to the capital markets and other financing opportunities. If we can remain a publicly traded listed company, we will also be able to satisfy requirements in connection with executing our ATM program, which has been important to our ability to obtain sufficient working capital to finance our ongoing operations. Once a company has been delisted, its stock can trade OTC, but such companies will have significantly fewer opportunities to attract financing partners and less leverage to negotiate terms for such financing instruments and arrangements that are not overly burdensome or expensive to the Company.

Reinforce Market Stability and Attract More Investors

The Company believes the Reverse Stock Split Proposal will enable the Company to improve trading liquidity by increasing the price per share of our common stock, which could enable a broader range of institutions to invest. In particular, we believe many institutional traders are discouraged or prevented from investing in equity stocks with a price below a certain threshold, and having a stock price consistent with the stock prices contemplated by our Range will mitigate some of the risks that investors may associate with “penny-stock” trading levels, thereby potentially increasing marketability, trading volume and liquidity of our common stock. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Many institutional investors also have policies against holding equity securities of companies that are not traded on a national exchange, and the Reverse Stock Split Proposal, if passed and executed successfully, should allow us to maintain our Nasdaq listing status. Greater interest in our common stock should also promote greater liquidity for our stockholders. In addition, the proposal will help enable us to carry out our business plans with greater availability of shares, and help to regain compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq in the future.

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Risks Associated with the Reverse Stock Split

The Reverse Stock Split may incentivize stockholders to sell their holdings of our common stock following the effectiveness of the Reverse Stock Split and depress the stock price, which could lead to our delisting from Nasdaq. Similar with what has happened to our stock price in the past, if a significant number of shares of our common stock are sold into the market over a period of time, the increase in supply could lead to a depression of the stock price and it may be difficult to recover from such depression. Since our stock has been trading at significantly lower prices than what we expect the stock price will be immediately following the effectiveness of the Reverse Stock Split, some stockholders may take the opportunity to sell some or all of their shares of common stock following the effectiveness of the Reverse Stock Split.  If this happens, our stock price could decrease quickly from the opening trading market price on the day of effectiveness of the Reverse Stock Split. If we are not successful in mitigating the volatility to our stock price following that date and over time, then we may not recognize any of the intended benefits of completing the Reverse Stock Split. If the stock price dips below $1.00 again following the completion of the Reverse Stock Split at any point in the ten trading days following the effectiveness of the Reverse Stock Split, then we will be subject to delisting from Nasdaq. Even if we are able to maintain a stock price above $1.00 for ten (10) trading days following the effectiveness of the Reverse Stock Split (or some longer period as Nasdaq may designate at their discretion), if the Company falls out of compliance with the Minimum Bid Price Requirement (i.e., our stock price falls below $1.00 for a period of thirty (30) consecutive trading days) in the year following the effectiveness of the Reverse Stock Split, then we will be subject to immediate delisting from Nasdaq.

If the results of the Reverse Stock Split are different than expected and we are delisted from Nasdaq, the delisting will have a significant adverse impact on our business, operations and financial condition. While we expect the Reverse Stock Split to increase our stock price and allow us to regain compliance with the Minimum Bid Price Requirement and remain listed on Nasdaq, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is not uncommon for the market capitalization of a company’s common stock to decline in the period following a reverse stock split. Factors unrelated to the number of shares of our common stock outstanding, such as negative financial results or negative developments regarding our product development program or the commercializing and scaling efforts of our products, could adversely affect the market price of our common stock and jeopardize our ability to regain compliance with the Minimum Bid Price Requirement. If we cannot maintain our stock price above $1.00 for at least ten consecutive trading days prior to January 12, 2026, then we will be subject to delisting from Nasdaq. Even if the Reverse Stock Split is successful in increasing our stock price above $1.00, we may have challenges in maintaining compliance with other Nasdaq continued listing rules. For example, the Reverse Stock Split may result in a lesser number of round lot holders (holders of at least 100 shares), which could cause us to be noncompliant with a Nasdaq rule requiring that we have at least 300 round lot holders to maintain continued listing compliance. Once a company has been delisted, its stock can trade OTC, but such companies will have significantly fewer opportunities to attract financing partners and less leverage to negotiate terms for such financing instruments and arrangements that are not overly burdensome or expensive to the company. If our stock trades OTC, we will not be able to maintain S-3 shelf eligibility or continue to satisfy requirements in connection with executing our ATM program. Our S-3 shelf eligibility greatly increases our access to the capital markets and other financing opportunities, and our ATM program has been important to our ability to obtain sufficient working capital to finance our ongoing operations. If we lose access to both of these sources of capital raising and financing avenues, then we may not be able to source enough capital to finance our business plans and operations, which will materially adversely impact our business, operations and financial condition.

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The Reverse Stock Split may not increase the price of our common stock over the long term. As noted above, the purpose of the Reverse Stock Split is to help regain compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq, as well as to increase the trading price of our common stock to enhance overall liquidity of the common stock by facilitating future financing and attracting new investors. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish these objectives for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success. Once we have effected a Reverse Stock Split, we must ensure that our stock price trades above $1.00 in the long term. Under a Nasdaq rule that was amended in January 2025, if the Company falls out of compliance with the Minimum Bid Price Requirement (i.e., our stock price falls below $1.00 for a period of thirty (30) consecutive trading days) within one year of the completion of a reverse stock split, then we will be immediately subject to delisting from Nasdaq and we will not be afforded another 180-day compliance period.

The Reverse Stock Split may decrease the liquidity of our common stock. The board of directors believes that the Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Stock Split may lead to a decrease in our overall market capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, may be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-8 to 1-for-20. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in fractional shares in the Reverse Stock Split, which will be treated as described below. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.0001. We expect that the market price for our common stock will be commensurately increased as a result of the Reverse Stock Split, but there can be no guarantee that this will be the case, or that any such increased stock price will be maintained for any amount of time.

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As of the close of business on the Record Date, approximately 169,248,799 shares of our common stock were outstanding. For purposes of illustration only, if the Reverse Stock Split is effected at a ratio of 1-for-10, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately 16,924,880 shares (not accounting for the treatment of fractional shares, as described below).

Treatment of Fractional Shares of Issued and Outstanding Shares. No fractional shares shall be issued to stockholders who hold issued and outstanding shares. Stockholders of record who otherwise would be entitled to receive fractional shares will be instead entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled, multiplied by the closing price of our common stock on Nasdaq on the date of effectiveness of the Reverse Stock Split, which we expect to be December 26, 2025. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive. The cash payment may be paid by check, wire, deposit into an existing brokerage account or some other means depending on how the shares are held.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Effects of the Reverse Stock Split on Currently Outstanding Warrants. The Reverse Stock Split would result in a reduction in the number of shares of common stock issuable upon the exercise of our outstanding warrants exercisable for shares of common stock in proportion to the Reverse Stock Split ratio, in accordance with the terms set forth in the applicable warrant agreement. The exercise price of outstanding warrants would also be adjusted in accordance with the terms set forth in the applicable warrant agreement. Pursuant to the terms of the applicable warrant agreement, each warrant holder shall receive written notice with the adjusted number of exercisable shares underlying the warrants and the adjusted exercise price, after giving effect to the Reverse Stock Split.

Treatment of Fractional Shares of Currently Outstanding Warrants. No fractional shares shall be issued to stockholders who hold issued and outstanding shares. Any fractional shares resulting from adjustments due to the execution of the Reverse Stock Split on outstanding warrants shall be paid in cash in lieu of any issuance of fractional shares, in accordance with the terms of the applicable warrant agreement.

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Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans. The Company maintains the 2021 Equity Incentive Plan (the “2021 Plan”), which is designed primarily to (a) enable the Company to attract and retain employees, consultants and directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business. The 2021 Plan has a Total Share Reserve of 36,150,000 shares of common stock available for the grant of Awards, which was adjusted to reflect the authorization of 14,000,000 additional shares approved by the Company’s stockholders in June 2024 2024, and the authorization of 12,150,000 additional shares approved by the Company’s stockholders in June 2025. As of October 21, 2025, 18,749,252 options to purchase shares of common stock, 8,441,797 restricted stock units and 5,840,864 performance stock units were outstanding under the 2021 Plan. Pursuant to Section 12 of the 2021 Plan, the number of shares of common stock subject to outstanding options, restricted stock unit awards and performance stock unit awards and the exercise prices applicable to any such options, shall be proportionately adjusted by the board of directors in the event of any change in the capital structure of the Company, including pursuant to the Reverse Stock Split, and any adjustment by the board of directors shall be made in the board of directors’ sole and absolute discretion and shall be final, binding and conclusive. Accordingly, if the Reverse Stock Split is approved by our stockholders and our board of directors decides to implement the Reverse Stock Split, as of the effective time of the Reverse Stock Split, (i) the number of shares of common stock subject to outstanding options, restricted stock unit awards and performance stock unit awards under the 2021 Plan and the exercise prices applicable to any such options, shall be proportionately adjusted in accordance with the 2021 Plan; and (ii) the number of shares of common stock reserved for issuance under the 2021 Plan shall be proportionately adjusted in accordance with the 2021 Plan (with any remaining fraction of a share rounded down).

Treatment of Fractional Shares of Outstanding Equity Awards. With respect to equity awards granted under the 2021 Plan, any fractional shares resulting from adjustments to equity awards will be treated as follows: (i) for shares of common stock subject to outstanding options, such fractional shares will be rounded down to the nearest whole number and the holder of outstanding options shall not be entitled to any fractional shares thereon; and (ii) for shares of common stock subject to outstanding restricted stock units and performance stock units, such fractional shares will be rounded up to the nearest whole share and the holder of outstanding restricted stock units and performance stock units (as applicable) shall be entitled to such rounded whole share.

The following table contains approximate information, based on share information as of October 21, 2025, relating to our outstanding equity awards granted under the 2021 Plan based on the proposed Reverse Stock Split ratios (without giving effect to the treatment of fractional shares), and information regarding our authorized and available shares:

	Number of shares before Reverse Stock Split	1-for-8	1-for-20
Authorized Common Stock	1,000,000,000	1,000,000,000	1,000,000,000
Issued and Outstanding	169,248,799	21,156,100	8,462,440
Issuable under Outstanding Options under the 2021 Plan	18,749,252	2,343,657	937,463
Issuable under Outstanding Options not under the 2021 Plan	5,700,000	712,500	285,000
Issuable under Outstanding Restricted Stock Units	8,441,797	1,055,225	422,090
Issuable under Outstanding Performance Stock Units	5,840,864	730,108	292,043
Issuable under Outstanding Common Stock Warrants	8,775,244	1,096,906	438,762
Authorized but Unissued and Unreserved	783,244,044	972,905,506	989,162,202

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Effects of the Reverse Stock Split on Voting Rights. Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split (subject to potential differences due to the treatment of fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters. We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital. The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 1,050,000,000 shares, consisting of 1,000,000,000 shares of common stock and 50,000,000 shares of preferred stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance. Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving us an effective increase in the authorized shares available for issuance. The board of directors from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. Although the board of directors currently has no plans to do so, if the board of directors authorizes the issuance of additional shares subsequent to the Reverse Stock Split at any point in the future, the dilution to the ownership interest of our existing stockholders may be greater than the dilution that would have occurred had the Reverse Stock Split not been effected.

Determination of the Reverse Stock Split Ratio

The board of directors believes that stockholder approval of the Range is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the Range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our board of directors will be not more than 1-for-20.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

·	our ability to maintain the listing of our common stock on Nasdaq;

·	the expectation that having a share price over a certain threshold may be seen as a more attractive investment to potential investors;

·	the per share price of our common stock immediately prior to the Reverse Stock Split;

·	the expected stability of the per share price of our common stock following the Reverse Stock Split;

·	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;

·	prevailing market conditions;

·	general economic conditions in our industry; and

·	our market capitalization before and after the Reverse Stock Split.

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We believe that granting our board of directors (or any of its delegated authorized persons) the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. We will make a public announcement regarding the determination of the actual Reverse Stock Split ratio once such ratio has been determined and the board of directors (or any of its delegated authorized persons) has determined to effect the Reverse Stock Split.

Board Discretion to Effect the Reverse Stock Split

The actual timing for implementation of the Reverse Stock Split is expected to be December 26, 2025. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the board of directors (or any of its delegated authorized persons) will have the sole authority to abandon the Reverse Stock Split and not amend our Certificate of Incorporation if it determines between now and December 26, 2025 that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders. This determination by the board of directors will be based upon a variety of factors, including those discussed under “—Determination of the Reverse Stock Split Ratio” above. If the board of directors (or any of its delegated authorized persons) determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split is expected to become effective on December 26, 2025, unless the board of directors (or any of its delegated authorized persons) determines between now and December 26, 2025 that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders, according to the effective time set forth in the Reverse Stock Split Certificate of Incorporation Amendment.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenters’ rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals in order to effect the Reverse Stock Split, other than the filing of the Reverse Stock Split Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. Any common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

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Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this statement.  We have not sought any ruling from the Internal Revenue Service (“IRS”) with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with these statements and conclusions. This summary addresses only holders that hold their shares stock as capital assets for U.S. federal income tax purposes. This discussion is not a comprehensive discussion of all the tax consequences that may be relevant to holders subject to special tax rules, such as banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, dealers in securities or currencies, traders in securities electing to mark to market, persons holding shares as a position in a “straddle” or conversion transaction, or as part of a “synthetic security” or other integrated financial transaction, entities taxed as partnerships or other pass-through entities for U.S. federal income tax purposes or the partners or members therein, therein, nonresident alien individuals present in the United States for more than 182 days in a taxable year, or U.S. holders that have a functional currency other than the U.S. dollar.

This summary addresses only U.S. federal income tax consequences, and does not address consequences arising under state, local, or foreign tax laws or the alternative minimum tax, the Medicare tax on net investment income or special timing rules prescribed under section 451(b) of the Code or other aspects of U.S. federal taxation that may be relevant to a holder.

Each holder should consult its own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

For purposes of this discussion, “U.S. holder” is a beneficial owner of our common stock that for U.S. federal income tax purposes is:

·	An individual who is a citizen or resident of the United States, as determined for U.S. federal income tax purposes;

·	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any state thereof or the District of Columbia;

·

A trust, the substantial decisions of which are controlled by one or more United States persons and which is subject to the primary supervision of a court in the United States, or a trust that has validly elected under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes; or

·	An estate that is subject to U.S. federal income tax on its income regardless of source.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

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U.S. Holders

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. holder’s holding period in the shares common stock received should include the holding period in the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder that receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split is expected to recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis allocable to such fractional share of common stock. Any such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share of common stock surrendered is greater than one year as of the effective date of the Reverse Stock Split.

Non-U.S. Holders

Generally, non-U.S. holders will not recognize any gain or loss upon the reverse stock split.  In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States).

Information Reporting and Backup Withholding

A U.S. holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Interests of Certain Persons

In considering whether to approve Proposal One, 374Water stockholders should be aware that aside from their interests as stockholders, our directors and executive officers have an interest in Proposal One that is different from, or in addition to those of other 374Water stockholders generally. Our directors and executive officers hold stock options, restricted stock units, and performance stock units under our 2021 Plan. If Proposal One is implemented, the number of shares subject to these equity awards and the relevant option exercise prices will be proportionately adjusted according to the Reverse Stock Split ratio. Furthermore, as our directors and executive officers hold a material portion of their current compensation from 374Water in shares of our common stock (or rights to acquire shares of our common stock), if our common stock is delisted from Nasdaq due to non-compliance with the Minimum Bid Price Requirement, the lack of liquidity of our common stock could significantly impact the perceived compensation opportunity of our directors and executive officers. Accordingly, 374Water stockholders should take these interests into account in deciding whether to approve Proposal One.

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Effect of Approval

Approval of this Proposal One will constitute approval of a new Article Six of the Certificate of Incorporation, attached hereto as Annex A. If this Reverse Stock Split Proposal is approved, the Company intends to file a certificate of amendment to the existing Certificate of Incorporation with the Secretary of State of the State of Delaware providing for the Reverse Stock Split, in which case the Reverse Stock Split will become effective at the time of that filing, or such later time as is set forth in the certificate of amendment. However, as discussed above, the Reverse Stock Split will only be effected upon a determination by the board of directors, in its sole discretion, that filing the Reverse Stock Split Certificate of Incorporation Amendment to effect the Reverse Stock Split is in the best interests of our Company and stockholders. All stockholders are encouraged to read the amendment to the existing Certificate of Incorporation in its entirety as set forth in Annex A.

Vote Required for Approval

Approval of this Proposal One requires the affirmative vote of a majority of the shares of our common stock that are entitled to vote that (i) are present in person or represented by proxy at the meeting and (ii) are voted “FOR” and “AGAINST” the proposal.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT 374WATER STOCKHOLDERS VOTE “FOR” THIS PROPOSAL ONE TO APPROVE THE AMENDMENT OF THE EXISTING CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

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PROPOSAL TWO: ADJOURNMENT OF SPECIAL MEETING

General

If the Company fails to receive a sufficient number of votes to approve Proposal One presented at the Special Meeting, the Company may propose to adjourn the Special Meeting, if a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve the other proposals.

Proposal Two will only be presented if there is a quorum and there are not enough votes at the time of the Special Meeting to approve Proposal One.

Vote Required for Approval

Approval will be obtained if the proposal receives the affirmative vote of a majority of the shares of our common stock that are entitled to vote that (i) are present in person or represented by proxy at the meeting and (ii) are voted “FOR” and “AGAINST” the proposal.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TWO TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL ONE.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about beneficial ownership of our common stock as of October 21, 2025, (unless otherwise noted) by (i) each stockholder whom we know beneficially owns more than five percent of the Company’s common stock, including each stockholder who has indicated in public filings that the stockholder beneficially owns more than five percent of the common stock, (ii) each of the Company’s directors, director nominees for our board of directors and named executive officers, and (iii) all directors and executive officers as a group.

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after October 21, 2025, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have, to our knowledge, sole voting and investment power with respect to all shares of the common stock held by them. Applicable percentage ownership is based on 169,248,799 shares of the common stock outstanding as of October 21, 2025. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Beneficial ownership representing less than one percent is denoted with an asterisk. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

Unless otherwise noted in the footnotes, the address of each beneficial owner listed in the table is c/o 374Water Inc. 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560.

Name and address	Number of shares beneficially owned	Percentage of ownership
5% stockholders (other than directors and officers)
Yaacov (Kobe) Nagar(1)	32,112,632	19.0%
Directors and Officers
Marc Deshusses(2)	22,700,451	13.4%
Deanna Rene Estes(3)	292,500	*
Stephen J. Jones(4)	1,304,593	*
James Pawloski	193,300	*
Buddie Joe (BJ) Penn(5)	240,000	*
James M. Vanderhider(6)	1,985,000	1.2%
Christian Gannon(7)	1,893,751	1.1%
Peter Mandel(8)	270,286	*
Brad I. Meyers(9)	454,730	*
Jeffrey Quick(10)	116,666	*
All directors and officers as a group (9 persons)(11)	27,561,702	16.3%

(1)

Based on the most recently available Form 4 filed with the SEC on October 24, 2025, Mr. Nagar beneficially owns and holds sole voting and investment power over 32,112,632 shares of our common stock. The address for Mr. Nagar is 600 Park Offices Dr., Suite 300, Durham, NC 27709.

(2)	Consists of 22,652,451 shares of common stock, and a warrant to purchase 48,000 shares of common stock that is exercisable as of October 21, 2025.

(3)

Consists of 236,500 shares of common stock, a warrant to purchase 36,000 shares of common stock that is exercisable as of October 21, 2025, and options to purchase 20,000 shares of common stock that are either exercisable or will become exercisable within 60 days of October 21, 2025.

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(4)	Consists of 179,593 shares of common stock, and options to purchase 1,125,000 shares of common stock that are either exercisable or will become exercisable within 60 days of October 21, 2025.

(5)

Consists of 190,000 shares of common stock, a warrant to purchase 30,000 shares of common stock that is exercisable as of October 21, 2025, and options to purchase 20,000 shares of common stock that are either exercisable or will become exercisable within 60 days of October 21, 2025.

(6)

Consists of 1,420,000 shares of common stock owned and held by Aspen View LP, 170,000 shares of common stock owned and held directly by Mr. Vanderhider, a warrant to purchase 375,000 shares of common stock that is exercisable as of October 21, 2025, and options to purchase 20,000 shares of common stock that are either exercisable or will become exercisable within 60 days of October 21, 2025. Mr. Vanderhider has sole voting and dispositive power over the securities held by Aspen View LP.

(7)

Consists of 717,223 shares of common stock, a warrant to purchase 180,000 shares of common stock that is exercisable as of October 21, 2025, options to purchase 885,417 shares of common stock that are either exercisable or will become exercisable within 60 days of October 21, 2025, and 111,111 restricted stock units vesting within 60 days of October 21, 2025. Mr. Gannon served as President, Chief Executive Officer, and Director of the Company until October 8, 2025, after which he no longer served as an executive officer or director of the Company.

(8)

Consists of 155,823 shares of common stock, a warrant to purchase 16,200 shares of common stock that is exercisable as of October 21, 2025, options to purchase 67,106 shares of common stock that are either exercisable or will become exercisable within 60 days of October 21, 2025, and 31,157 restricted stock units vesting within 60 days of October 21, 2025.

(9)

Consists of 111,417 shares of common stock, options to purchase 343,313 shares of common stock that are either exercisable or will become exercisable within 60 days of October 21, 2025, and 25,646 restricted stock units vesting within 60 days of October 21, 2025.

(10)	Consists of options to purchase 116,666 shares of common stock that are either exercisable or will become exercisable within 60 days of October 21, 2025.

(11)

Consists of 25,316,178 shares of common stock, warrants to purchase 549,000 shares of common stock that are exercisable as of October 21, 2025, options to purchase 1,605,474 shares of common stock that are either exercisable or will become exercisable within 60 days of October 21, 2025, and 116,696 restricted stock units vesting within 60 days of October 21, 2025.

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STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

A stockholder who wishes to submit one or more proposals to be considered or to nominate persons for election to the board of directors at the 2026 annual meeting of stockholders of the Company (“2026 Annual Meeting”) must be a stockholder of record, both when the stockholder gives us notice and at the 2026 Annual Meeting, and must be entitled to vote at the 2026 Annual Meeting.

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2026 Annual Meeting by submitting their proposals in writing to the Secretary c/o 374Water Inc. 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560. For a stockholder proposal to be considered timely for inclusion in our proxy statement for our 2026 Annual Meeting, the proposal must be received by the Secretary no later than Monday, December 29, 2025. If our 2026 Annual Meeting date is more than 30 days before or after the date of the 2025 annual meeting of stockholders of the Company (the “2025 Annual Meeting”), we will disclose the new deadline to receive stockholder proposals for inclusion in our proxy statement through a separate SEC filing. In addition to being timely received, all stockholder proposals submitted for inclusion in our proxy statement for the 2026 Annual Meeting must comply with all applicable requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Our Certificate of Incorporation and our Amended and Restated Bylaws (“Bylaws”) also allow stockholders to present proper proposals at the 2026 Annual Meeting, without such proposals being included in our proxy statement. According to our Certificate of Incorporation, in order for a stockholder’s proposal to be timely brought at the 2026 Annual Meeting, a stockholder’s notice regarding stockholder proposals (including director nominations) must be delivered to our Secretary at c/o 374Water Inc. 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560 not less than 60 days before the 2026 Annual Meeting. The date for our 2026 Annual Meeting is not currently set. As soon as the date has been determined, we will notify all stockholders through an SEC filing of the date of our 2026 Annual Meeting and the deadline for submitting any stockholder proposals to be presented at the 2026 Annual Meeting (without being included in our proxy statement). According to our Certificate of Incorporation, in order for a stockholder’s proposal to be properly brought at the 2026 Annual Meeting, a stockholder’s notice regarding stockholder proposals (including director nominations), the notice that is delivered to the Secretary must include: (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any other stockholder known by such stockholder to be supporting such proposal; (c) the class and number of shares of the Company’s stock which are beneficially owned by the stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice; and (d) any financial interest of the stockholder making the proposal or any other stockholder known by such stockholder to be supporting the proposal.

In addition to the requirements and deadlines set forth above, stockholders wishing to submit a director nomination proposal to be presented at our 2026 Annual Meeting (without inclusion in our proxy statement) must also comply with certain additional requirements, including those set forth below and in our Certificate of Incorporation and our Bylaws. Pursuant to our Bylaws, for any person nominated for election as a director by a stockholder, the nominating stockholder must deliver the written consent, completed and signed written questionnaire and written representation (along with any other required or requested information pursuant to the Certificate of Incorporation, the Bylaws and applicable U.S. federal securities laws and applicable state laws) at least 90 days prior to the anniversary of the date of the 2025 Annual Meeting. For our 2026 Annual Meeting, all such the materials must be delivered no later than Friday, March 13, 2026. In order for any such nomination to be included in the Company’s proxy card (the “universal proxy” as contemplated pursuant to Rule 14a-19 under the Exchange Act), the nominating stockholder must also satisfy all of the requirements set forth under Rule 14a-19 under the Exchange Act (including, but not limited to, with respect to the proxy solicitation requirements).

The presiding officer of the 2026 Annual Meeting shall determine and declare at or before the 2026 Annual Meeting whether any stockholder proposals were properly and timely delivered, in accordance with the Certificate of Incorporation, the Bylaws and applicable U.S. federal securities laws and applicable state laws. If the presiding officer determines that a stockholder proposal was not properly and/or timely made (a determination that may be made as a result of any finding of deficiency or noncompliance with any term or provision set forth herein or in the applicable aforementioned documents or applicable law), he or she shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.

For the avoidance of doubt, the public announcement of an adjournment or postponement of the Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this Proxy Statement.

A copy of our 2024 Annual Report on Form 10-K, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to 374Water Inc. Attention: Secretary, 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560.

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OTHER BUSINESS

Our board of directors does not presently intend to bring any other business before the Special Meeting and, so far as is known to our board of directors, no matters are to be brought before the Special Meeting except as specified in the Notice of Special Meeting of Stockholders. As to any business that may arise and properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment and discretionary authority of the persons voting such proxies.

By Order of the Board of Directors,

/s/ Deanna Rene Estes
Deanna Rene Estes
Chairperson of the Board of Directors
November 3, 2025

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CAUTIONARY LANGUAGE ON FORWARD-LOOKING STATEMENTS

This Proxy Statement may include statements, which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “targets,” “plans,” “estimates,” “anticipates,” or other comparable terms. Forward-looking statements include, without limitation, all matters that are not historical facts. They appear in a number of places throughout this Proxy Statement and include, without limitation, statements regarding our intentions, beliefs, assumptions or current plans and expectations regarding Proposals 1 and 2, taking into account all information currently available to us.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this Proxy Statement. In addition, even if our performance and outcomes are consistent with the forward-looking statements contained in this Proxy Statement, such performance and outcomes may not be indicative of performance and outcomes in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed in “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 28, 2025 (the “2024 Form 10-K”), the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 15, 2025 (the “Q1 2025 10-Q”) and for the quarter ended June 30, 2025, filed with the SEC on August 12, 2025 (the “Q2 2025 10-Q”), and this Proxy Statement could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. You should read carefully the factors described in “Risk Factors” in the 2024 Form 10-K, the Q1 2025 10-Q, the Q2 2025 10-Q and this Proxy Statement to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements.

You should read this Proxy Statement completely and with the understanding that actual future results may be materially different from expectations. All forward-looking statements made in this Proxy Statement are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this Proxy Statement, and we do not undertake any obligation to update or revise any forward-looking statements to reflect the occurrence of events, unanticipated or otherwise, other than as may be required by law.

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ANNEX A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF 374WATER INC.

374Water Inc., a Delaware corporation (the “Corporation”), hereby certifies that:

1.	Article Six of the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby amended by adding the following new paragraph at the end of such article:

Reverse Stock Split. Upon the effectiveness of the Certificate of Amendment to the certificate of incorporation first inserting this sentence (the “Reverse Split Effective Time”), each eight (8) to twenty (20) issued shares of Common Stock as of the Reverse Stock Split Effective Time shall automatically, and without action on the part of the Corporation or the stockholders, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock, with the exact ratio within, and inclusive of, eight (8) to twenty (20) shares to be determined by the Board of Directors of the Corporation prior to the Reverse Split Effective Time and publicly announced by the Corporation  (such combination of shares, the “Reverse Stock Split”). The Reverse Stock Split shall occur automatically, without any action by the holders of the shares of Common Stock and whether or not any certificates representing such shares have been surrendered to the Corporation, and each certificate that immediately prior to the Reverse Split Effective Time represented shares of Common Stock, shall thereafter, automatically and without presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been combined, subject to any elimination of fractional interests; provided that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Stock Split unless the existing certificate(s) evidencing the applicable shares of Common Stock prior to the Reverse Stock Split are surrendered to the Corporation (or unless the holder thereof notifies the Corporation that such certificate(s) have been lost, stolen or destroyed and executes a lost certificate affidavit and agreement reasonably acceptable to the Corporation, which may include a requirement to post a bond, to indemnify the Corporation against any claim that may be made against the Corporation on account of such alleged loss, theft or destruction). Each book entry position that immediately prior to the Reverse Stock Split Effective Time represented issued shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such book entry position has been combined pursuant to the Reverse Stock Split, subject to any elimination of fractional interests. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation, and adjustments to such securities or rights (including the treatment of any fractional shares resulting from such adjustments) shall be made in accordance with the terms of the applicable agreements governing such securities or rights, including but not limited to the Corporation’s 2021 Equity Incentive Plan and applicable warrant agreements.

2.	The foregoing amendment was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

3.

Prior to this Certificate of Amendment becoming effective, the Board of Directors of the Corporation determined that each [●] ([●]) issued shares of Common Stock be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock.

4.	This Certificate of Amendment shall become effective at 12.01 a.m., Eastern Time, on December 26, 2025.

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IN WITNESS WHEREOF, 374Water Inc. has caused this Certificate of Amendment to be executed by the undersigned officer, on this the [●] day of December, 2025.

374WATER INC.

By:
Stephen J. Jones,
Interim President and Chief Executive Officer

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374WATER INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – DECEMBER 15, 2025 AT 9:00 AM EASTERN TIME
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of 374Water Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Stephen J. Jones, as the proxy with full power of substitution, for and in the name of the undersigned to attend the 2025 Special Meeting of stockholders of the Company to be held online at https://edge.media-server.com/mmc/go/SCWO2025SG on Monday, December 15, 2025 beginning at 9:00 AM, Eastern Time, or at any adjournment or postponement thereof (the “Special Meeting”), and there to vote, as designated below, all of the shares of the undersigned’s common stock of the Company held of record as of the close of business on October 24, 2025. The aforenamed proxy holder shall have all the powers which the undersigned would possess if personally present at the Special Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SCWO
PHONE:	1-866-752-VOTE(8683)

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SPECIAL MEETING OF THE STOCKHOLDERS OF 374WATER INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CONTROL ID: REQUEST ID:
Proposal 1	FOR	AGAINST	ABSTAIN

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to, at the discretion of the Company’s board of directors, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, including any common stock held by the Company as treasury shares, at any time prior to or on December 26, 2025, at a ratio of 1-for-8 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Company’s board of directors (or any of its delegated authorized persons) without further approval or authorization of the Company’s stockholders.

	☐	☐	☐

Proposal 2	FOR	AGAINST	ABSTAIN

To authorize an adjournment or adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSAL 1 AND 2.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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